UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 2, 2013 (Date of earliest event reported)
Garrison Capital Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00878 (Commission File Number)	27-4092902 (IRS Employer Identification Number)

1350 Avenue of the Americas New York, New York (Address of principal executive offices)	10019 (Zip Code)

(212) 372 9500 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 2, 2013, Garrison Capital Inc. (the “Company”) issued a press release announcing the closing of the Company’s initial public offering of shares of its common stock, par value $0.001 per share. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits
99.1	Press Release of Garrison Capital Inc. dated April 2, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2013	GARRISON CAPITAL INC.

	By:	/s/ Brian Chase
Brian Chase Chief Financial Officer & Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Garrison Capital Inc. dated April 2, 2013